Exhibit 10.2

First Amendment to Loan and Security Agreement

Borrowers: Talend, Inc., a Delaware corporation Talend USA, INC., a Delaware corporation Stitch Inc., a Delaware corporation

Date:April  3, 2019

THIS FIRST AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is entered into between PACIFIC WESTERN BANK, a California state-chartered bank (“Lender”), and the borrowers named above (jointly and severally “Borrower”).

Lender and Borrower agree to amend the Loan and Security Agreement between them, dated February 14, 2019 (as amended, the “Loan Agreement”), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

1. Dispositions of Collateral. Section 5.5 (iv) (d) of the Loan Agreement is hereby amended and restated to read as follows:

“(d) (A) transfers of Collateral (other than Intellectual Property) to a Perfected Related Company, in a total amount not to exceed $1,000,000 in any fiscal year for all such transfers and (B) transfers of Collateral (other than Intellectual Property) to a Borrower,”

2. Dividends on Borrower’s Stock.Section 5.5(x) of the Loan Agreement is hereby amended and restated to read as follows:

“(x) pay or declare any dividends on Borrower’s stock except for (A) dividends payable solely in stock of Borrower, (B) cash dividends payable to Parent, any Perfected Related Company or any Borrower and (C) distributions of Intellectual Property to Parent;”

3.	Affiliates. Section 5.5(xiii) is hereby amended and restated to read as follows:

“(xiii) directly or indirectly enter into, or permit to exist, any material transaction with any Affiliate of Borrower (other than any material transaction with Related Companies or another Borrower otherwise permitted under this Agreement), except for transactions that are in the ordinary course of Borrower’s business, and are on fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm’s length transaction with a non-affiliated Person;”

Pacific Western Bank	Amendment to Loan Agreement

4. Indebtedness. Clause (viii) of the definition of “Permitted Indebtedness” in Section 8 of the Loan Agreement is hereby amended and restated to read as follows:

“(viii) (A) Indebtedness of Borrower to another Borrower or any Related Perfected Company and (B) Indebtedness of Borrower to any Non-Perfected Related Company in an aggregate principal amount at any time outstanding not to exceed $2,500,000;”

5. Guaranties. Clause (xii) of the definition of “Permitted Indebtedness” in Section 8 of the Loan Agreement is hereby amended and restated to read as follows:

“(xii) (A) guaranties by Borrower of any Indebtedness of any Perfected Related Company or another Borrower and (B) guaranties by Borrower of any Indebtedness of a Non-Perfected Related Company in an aggregate principal amount at any time outstanding not to exceed $2,500,000;”

6. Investments. Clause (iii) of the definition of “Permitted Investments” in Section 8 of the Loan Agreement is hereby amended and restated to read as follows:

“(iii) Investments in (A) a Perfected Related Company or another Borrower or (B) a Non-Perfected Related Company not to exceed $2,500,000 in the aggregate in any fiscal year;”

7. Representations True. Borrower represents and warrants to Lender that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

8. No Waiver. Nothing herein constitutes a waiver of any default or Event of Default under the Loan Agreement or any other Loan Documents, whether or not known to Bank.

9. Governing Law; Jurisdiction; Venue. This Amendment and all acts, transactions, disputes and controversies arising hereunder or relating hereto, and all rights and obligations of the parties shall be governed by, and construed in accordance with, the internal laws (and not the conflict of laws rules) of the State of California. All disputes, controversies, claims, actions and other proceedings involving, directly or indirectly, any matter in any way arising out of, related to, or connected with, this Amendment or the relationship between Borrower and Lender, and any and all other claims of Borrower against Lender of any kind, shall be brought only in a court located in Los Angeles County, California, and each party consents to the jurisdiction of any such court and the referee referred to in Section 9.20 of the Loan Agreement, and waives to the extent permitted by applicable law any and all rights the party may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding, including, without limitation, any objection to venue or request for change in venue based on the doctrine of forum non conveniens; provided that, notwithstanding the foregoing, nothing herein shall limit the right of Lender to bring proceedings against Borrower in the courts of any other jurisdiction. Borrower consents to service of process in any action or proceeding brought against it by Lender, by personal delivery, or by mail addressed as set forth in the Loan Agreement or by any other method permitted by law.

Pacific Western Bank	Amendment to Loan Agreement

10. Dispute Resolution. The provisions of Section 9.20 of the Loan Agreement relating to dispute resolution shall apply to this Amendment, and the terms thereof are incorporated herein by this reference.

11. General Provisions. Borrower hereby ratifies and confirms the continuing validity, enforceability and effectiveness of the Loan Agreement and all other Loan Documents. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Lender and Borrower, and the other written documents and agreements between Lender and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Lender and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed. This Amendment may be executed in multiple counterparts, by different parties signing separate counterparts, and all of the same taken together shall constitute one and the same agreement.

12. Mutual Waiver of Jury Trial. LENDER AND BORROWER EACH ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, BUT THAT IT MAY BE WAIVED. EACH OF THE PARTIES, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT, WITH COUNSEL OF THEIR CHOICE, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE  LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR ANY RELATED INSTRUMENT OR LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), ACTION OR INACTION OF ANY OF THEM. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY LENDER OR BORROWER, EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY EACH OF THEM. IF FOR ANY REASON THE PROVISIONS OF THIS SECTION ARE VOID, INVALID OR UNENFORCEABLE, THE SAME SHALL NOT AFFECT ANY OTHER TERM OR PROVISION OF THIS AMENDMENT, AND ALL OTHER TERMS AND PROVISIONS OF THIS AMENDMENT SHALL BE UNAFFECTED BY THE SAME AND CONTINUE IN FULL FORCE AND EFFECT.

[Signatures on Next Page]

Pacific Western Bank	Amendment to Loan Agreement

Borrower:

TALEND, INC.

By Name:

Title:

Lender:

PACIFIC WESTERN BANK

By Name:

Title:

Borrower:

TALEND USA, INC.

By Name:

Title:

Borrower:

STITCH INC.

By Name:

Title:

[Signature Page—Amendment to Loan Agreement]